EXHIBIT 10.3

FIRST AMENDMENTOF

HORMEL

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

(2007 Restatement)

The “Hormel Supplemental Executive Retirement Plan (2007 Restatement)” adopted by Hormel Foods Corporation, a Delaware corporation, effective January 1, 2007 (hereinafter, the “Plan Statement”), is hereby amended as follows:

1.                                      CLARIFICATION REGARDING GARY RAY SERP.  Effective January 1, 2007, Section 4.1(a) of the Plan Statement is amended by renumbering paragraphs (iv) through (vi) as paragraphs (vi) through (viii) and adding the following new paragraphs (iv) and (v):

(iv)                             in the case of Gary Ray only,  if such Participant retires on an early retirement pension under the Pension Plan and after completing thirty (30) years of participation in the Pension Plan, as if there were no reduction in benefits for early commencement; and

(v)                                in the case of Gary Ray only, as if the thirty five (35) years of Benefit Service maximum did not apply; and

2.                                      CLARIFICATION REGARDING GARY RAY SERP.  Effective January 1, 2007, Section 5.1.1(a) of the Plan Statement is amended by renumbering paragraphs (iv) through (vi) as paragraphs (vi) through (viii) and adding the following new paragraphs (iv) and (v):

(iv)                             in the case of Gary Ray only,  if such Participant dies after the earliest date he could have retired on an early retirement pension under the Pension Plan (without regard to whether he has or has not retired) and after completing at least thirty (30) years of participation in the Pension Plan, as if there were no reduction in benefits for early commencement; and

(v)                                in the case of Gary Ray only, as if the thirty five (35) years of Benefit Service maximum did not apply; and

3.                                      SAVINGS CLAUSE.  Save and except as herein expressly amended, the Plan Statement shall continue in full force and effect.